                                                                    EXHIBIT 31.2

                                  CERTIFICATION

I, Anthony J. Miceli, certify that:

1.    I have reviewed this report on Form 10-Q of United Capital Corp.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officer  and I are  responsible  for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and we have:

      a.     Designed such disclosure  controls and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to ensure that material  information  relating to the registrant,  including its consolidated subsidiaries, is made known to us by others  within  those  entities,  particularly  during the period in which this report is being prepared;

      b.     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

      c.     Disclosed in this report any changes in the  registrant's  internal
             control  over  financial   reporting   that  occurred   during  the
             registrant's   most  recent  fiscal  quarter  that  has  materially
             affected,  or  is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

5.    The registrant's other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting, to the  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a.     All significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

      b.      Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  November 7, 2005

                                               By: /s/ Anthony J. Miceli
                                                   -----------------------------
                                                   Anthony J. Miceli
                                                   Chief Financial Officer